Subsequent Event	12 Months Ended
Dec. 31, 2016
Subsequent Event [Abstract]
SUBSEQUENT EVENT

26. SUBSEQUENT EVENT

On December 19, 2016, the Company announced a one-time dividend of $0.148 per ordinary share which represents an amount equal to twenty-five percent (25%) of (i) the Company’s consolidated net income for the period beginning January 1, 2016 through September 30, 2016, the end of the Company’s third quarter, less (ii) the amount of dividends paid, payable or otherwise accrued as preferred dividends with respect to the Company’s Series A preferred shares for such period. On January 20, 2017, the dividends were paid by the Company in total of 519,156 Ordinary Shares to holders of record of the Company’s Ordinary Shares on December 29, 2016.

On January 24, 2017, Feng Hui Holding established Xinjiang Xin Quan Financial Leasing Co., Ltd. (“Xin Quan”) with registered capital of $30,000,000. Xin Quan is engaged in the business of financial leasing service.